Reconciliations of Non-GAAP Financial Measures

June 30, 2018

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income attributable to common stockholders	$193,580	$17,960	$253,490	$34,222
Add:
Depreciation and amortization of real estate assets	46,828	17,220	94,833	36,357
Depreciation and amortization of real estate asset related to noncontrolling interests	(40)	—	(80)	—
Depreciation and amortization of real estate assets related to unconsolidated joint venture	6,163	—	10,715	—
Net gain on sales of real estate	(142,903)	(4,032)	(142,431)	(4,032)
Impairment of real estate	881	—	1,413	—
FFO attributable to common stockholders	$104,509	$31,148	$217,940	$66,547

Lease termination fee	—	(916)	—	(2,283)
CCP merger and transition costs	374	5,876	1,340	6,407
(Recovery of) provision for doubtful accounts and loan losses, net	(829)	258	(1,692)	1,985
Other normalizing items (1)	5,621	41	3,848	112
Normalized FFO attributable to common stockholders	$109,675	$36,407	$221,436	$72,768
FFO attributable to common stockholders	$104,509	$31,148	$217,940	$66,547
Merger and acquisition costs (2)	112	5,888	442	6,451
Stock-based compensation expense	2,704	1,731	3,839	4,319
Straight-line rental income adjustments	(12,189)	(4,971)	(23,752)	(9,578)
Amortization of above and below market lease intangibles, net	(684)	—	(1,368)	—
Non-cash interest income adjustments	(604)	25	(1,174)	51
Non-cash interest expense	2,516	1,653	4,997	3,244
Change in fair value of contingent consideration	—	—	—	(822)
Provision for doubtful straight-line rental income, loan losses and other reserves	311	534	2,492	1,924
Other non-cash adjustments related to unconsolidated joint venture	1,350	—	1,014	—
Other non-cash adjustments	15	126	30	185
AFFO attributable to common stockholders	$98,040	$36,134	$204,460	$72,321
CCP transition costs	302	—	934	—
Lease termination fee	—	(916)	—	(2,283)
(Recovery of) provision for doubtful cash income	(985)	—	(1,951)	381
Other normalizing items (1)	5,464	26	3,848	38
Normalized AFFO attributable to common stockholders	$102,821	$35,244	$207,291	$70,457
Amounts per diluted common share attributable to common stockholders:
Net income	$1.08	$0.27	$1.42	$0.52
FFO	$0.58	$0.47	$1.22	$1.01
Normalized FFO	$0.61	$0.55	$1.24	$1.11
AFFO	$0.55	$0.55	$1.14	$1.10
Normalized AFFO	$0.57	$0.53	$1.16	$1.07
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	178,684,024	65,670,853	178,600,789	65,694,019
AFFO and Normalized AFFO	179,226,155	65,985,940	179,215,960	66,009,102

(1)
Other normalizing items for FFO and AFFO include $5.5 million of capitalized issuance costs related to our preferred stock issuance that were written off as a result of the June 1, 2018 preferred stock redemption, $0.9 million of interest income from a legacy CCP loan receivable that was fully repaid in June 2018, which represents the difference between the outstanding principal balance repaid and its discounted book value, and $0.6 million of expenses related to the previously anticipated refinancing of our senior notes, as well as legal fees related to the recovery of previously reserved cash rental income and non-Senior Housing - Managed operating expenses. The six months ended June 30, 2018 also includes a contingency fee of $2.0 million earned during the period related to a CCP investment.

(2)	Merger and acquisition costs primarily relate to the CCP merger.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, Pro Forma Annualized Adjusted EBITDA,
and Pro Forma Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	June 30, 2018	December 31, 2017
Net income attributable to Sabra Health Care REIT, Inc.	$382,298	$158,383
Interest	129,365	88,440
Income tax expense	1,410	651
Depreciation and amortization	172,358	113,882
Sabra's share of unconsolidated joint venture:
Interest, depreciation and amortization and income tax expense	19,999	—
EBITDA	$705,430	$361,356

Stock-based compensation expense	6,537	7,017
Merger and acquisition costs	24,246	30,255
CCP transition costs	5,939	5,005
Provision for loan losses and other reserves	5,021	6,367
Impairment of real estate	2,739	1,326
Loss on extinguishment of debt	553	553
Other income	(2,571)	(2,876)
Net gain on sales of real estate	(190,427)	(52,029)
Adjusted EBITDA (1)	$557,467	$356,974

Annualizing adjustments (2)	43,742	245,348
Annualized Adjusted EBITDA (3)	$601,209	$602,322

Pro Forma adjustments for:
Acquisitions and dispositions (4)	—	40,011
Genesis rent reductions	—	(19,000)
Remaining CCP rent reductions	(2,983)	(5,983)
Facilities transitioned to new operator	—	(5,530)
Unconsolidated joint venture interest expense	(16,472)	—
Pro Forma Annualized Adjusted EBITDA (5)	$581,754	$611,820

Adjustment for:
Annualized unconsolidated joint venture interest expense (6)	16,472	18,993
Pro Forma Annualized Adjusted EBITDA, as adjusted	$598,226	$630,813

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)	The year ended December 31, 2017 includes the Enlivant and North American Healthcare II acquisitions completed subsequent to December 31, 2017.
(5) Pro Forma Annualized Adjusted EBITDA is calculated as Annualized Adjusted EBITDA adjusted to give effect to acquisitions, dispositions and other transactions completed after the period presented as though such acquisitions, dispositions and other transactions occurred at the beginning of the period.
(6) Represents Sabra's annualized pro rata share of unconsolidated joint venture interest expense.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$196,515	$33,787	$235	$34,022	$9,460	$4,553	$(43,761)	$200,789
Adjustments:
Depreciation and amortization	31,369	8,438	2,649	11,087	4,150	—	222	46,828
Interest	2,063	469	—	469	—	—	34,225	36,757
General and administrative	—	—	—	—	—	—	9,271	9,271
Merger and acquisition costs	—	—	—	—	—	—	112	112
Recovery of doubtful accounts and loan losses	—	—	—	—	—	—	(674)	(674)
Impairment of real estate	881	—	—	—	—	—	—	881
Net gain on sales of real estate	(125,002)	(17,901)	—	(17,901)	—	—	—	(142,903)
Loss from unconsolidated JV	—	—	2,347	2,347	—	—	—	2,347
Income tax expense	—	—	—	—	—	—	605	605
Sabra's share of unconsolidated JV Net Operating Income	—	—	8,727	8,727	—	—	—	8,727

Net Operating Income	$105,826	$24,793	$13,958	$38,751	$13,610	$4,553	$—	$162,740

Non-cash revenue adjustments	(8,387)	(2,875)	—	(2,875)	(1,610)	(605)	—	(13,477)

Cash Net Operating Income	$97,439	$21,918	$13,958	$35,876	$12,000	$3,948	$—	$149,263

Cash Net Operating Income not included in same store	(5,735)	(1,496)	—	(1,496)	—

Same store Cash Net Operating Income	$91,704	$20,422	$13,958	$34,380	$12,000

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2018
	Skilled Nursing/ Transitional Care		Senior Housing		Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$72,309	$14,225	$2,842	$17,067	$9,445	$4,338	$(40,678)	$62,481
Adjustments:
Depreciation and amortization	31,973	8,693	2,973	11,666	4,144	—	222	48,005
Interest	1,987	475	—	475	—	—	33,356	35,818
General and administrative	—	—	—	—	—	—	7,867	7,867
Merger and acquisition costs	—	—	—	—	—	—	330	330
Provision for doubtful accounts and loan losses	—	—	—	—	—	—	1,213	1,213
Impairment of real estate	—	532	—	532	—	—	—	532
Other income	—	—	—	—	—	—	(2,820)	(2,820)
Net loss on sales of real estate	472	—	—	—	—	—	—	472
Income from unconsolidated JV	—	—	(446)	(446)	—	—	—	(446)
Income tax expense	—	—	—	—	—	—	510	510
Sabra's share of unconsolidated JV Net Operating Income	—	—	9,371	9,371	—	—	—	9,371

Net Operating Income	$106,741	$23,925	$14,740	$38,665	$13,589	$4,338	$—	$163,333

Non-cash revenue adjustments	(7,738)	(2,752)	—	(2,752)	(1,757)	(570)	—	(12,817)
Foreign exchange rate adjustment	—	—	(55)	(55)	—	—	—	(55)

Cash Net Operating Income	$99,003	$21,173	$14,685	$35,858	$11,832	$3,768	$—	$150,461

Cash Net Operating Income not included in same store	(8,645)	(932)	—	(932)	—

Same store Cash Net Operating Income	$90,358	$20,241	$14,685	$34,926	$11,832

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Six Months Ended June 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$268,824	$48,012	$3,077	$51,089	$18,905	$8,891	$(84,439)	$263,270
Adjustments:
Depreciation and amortization	63,342	17,131	5,622	22,753	8,294	—	444	94,833
Interest	4,050	944	—	944	—	—	67,581	72,575
General and administrative	—	—	—	—	—	—	17,138	17,138
Merger and acquisition costs	—	—	—	—	—	—	442	442
Provision for doubtful accounts and loan losses	—	—	—	—	—	—	539	539
Impairment of real estate	881	532	—	532	—	—	—	1,413
Other income	—	—	—	—	—	—	(2,820)	(2,820)
Net gain on sales of real estate	(124,530)	(17,901)	—	(17,901)	—	—	—	(142,431)
Loss from unconsolidated JV	—	—	1,901	1,901	—	—	—	1,901
Income tax expense	—	—	—	—	—	—	1,115	1,115
Sabra's share of unconsolidated JV Net Operating Income	—	—	18,098	18,098	—	—	—	18,098

Net Operating Income	$212,567	$48,718	$28,698	$77,416	$27,199	$8,891	$—	$326,073

Non-cash revenue adjustments	(16,125)	(5,627)	—	(5,627)	(3,367)	(1,175)	—	(26,294)

Cash Net Operating Income	$196,442	$43,091	$28,698	$71,789	$23,832	$7,716	$—	$299,779

Annualizing adjustments	175,847	43,310	28,422	71,732	24,539	3,329	—	275,447

Annualized Cash Net Operating Income	372,289	86,401	57,120	143,521	48,371	11,045	—	575,226
Pro forma adjustments for:
Remaining CCP rent reductions	(2,855)	(128)	—	(128)	—	—	—	(2,983)

Pro forma Annualized Cash Net Operating Income	369,434	86,273	57,120	143,393	48,371	11,045	—	572,243

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Six Months Ended June 30, 2018
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$95,397	$243,421	$8,891	$(84,439)	$263,270
Adjustments:
Depreciation and amortization	38,322	56,067	—	444	94,833
Interest	1,799	3,195	—	67,581	72,575
General and administrative	—	—	—	17,138	17,138
Merger and acquisition costs	—	—	—	442	442
Provision for doubtful accounts and loan losses	—	—	—	539	539
Impairment of real estate	576	837	—	—	1,413
Other income	—	—	—	(2,820)	(2,820)
Net gain on sales of real estate	(27,957)	(114,474)	—	—	(142,431)
Loss from unconsolidated JV	1,901	—	—	—	1,901
Income tax expense	—	—	—	1,115	1,115
Sabra's share of unconsolidated JV Net Operating Income	18,098	—	—	—	18,098

Net Operating Income	$128,136	$189,046	$8,891	$—	$326,073

Non-cash revenue adjustments	(11,332)	(13,787)	(1,175)	—	(26,294)

Cash Net Operating Income	$116,804	$175,259	$7,716	$—	$299,779

Annualizing adjustments	115,327	156,791	3,329	—	275,447

Annualized Cash Net Operating Income	$232,131	$332,050	$11,045	$—	$575,226

Pro-forma adjustments for:
Remaining CCP rent reductions	(649)	(2,334)	—	—	(2,983)

Pro-forma Annualized Cash Net Operating Income	$231,482	$329,716	$11,045	$—	$572,243

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Six Months Ended June 30, 2018
	Senior Care Centers	Enlivant	Avamere Family of Companies	Signature Healthcare	Holiday AL Holdings LP	North American Healthcare	Signature Behavioral	Genesis Healthcare, Inc.	Cadia Healthcare	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$22,944	$1,272	$16,972	$11,172	$12,033	$13,501	$11,729	$158,024	$10,875	$6,909	$82,278	$(84,439)	$263,270
Adjustments:
Depreciation and amortization	7,027	1,799	6,138	7,497	7,592	5,362	4,821	5,724	4,476	3,563	40,390	444	94,833
Interest	1,772	—	—	—	—	—	—	2,396	—	—	826	67,581	72,575
General and administrative	—	—	—	—	—	—	—	—	—	—	—	17,138	17,138
Merger and acquisition costs	—	—	—	—	—	—	—	—	—	—	—	442	442
Provision for doubtful accounts and loan losses	—	—	—	—	—	—	—	—	—	—	—	539	539
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	1,413	—	1,413
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,820)	(2,820)
Net (gain) loss on sales of real estate	—	—	—	416	—	—	—	(141,885)	—	—	(962)	—	(142,431)
Loss from unconsolidated JV	—	1,901	—	—	—	—	—	—	—	—	—	—	1,901
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,115	1,115
Sabra's share of unconsolidated JV Net Operating Income	—	18,098	—	—	—	—	—	—	—	—	—	—	18,098

Net Operating Income	$31,743	$23,070	$23,110	$19,085	$19,625	$18,863	$16,550	$24,259	$15,351	$10,472	$123,945	$—	$326,073

Non-cash revenue adjustments	(2,471)	—	(2,976)	(317)	(2,693)	(2,153)	(1,124)	39	(2,538)	(2,903)	(9,158)	—	(26,294)

Cash Net Operating Income	$29,272	$23,070	$20,134	$18,768	$16,932	$16,710	$15,426	$24,298	$12,813	$7,569	$114,787	$—	$299,779

Annualizing adjustments	29,088	23,637	21,057	16,612	16,932	16,956	16,114	6,393	15,901	7,620	105,137	—	275,447

Annualized Cash Net Operating Income	$58,360	$46,707	$41,191	$35,380	$33,864	$33,666	$31,540	$30,691	$28,714	$15,189	$219,924	$—	$575,226
Pro forma adjustments for:
Remaining CCP rent reductions	—	—	—	—	—	—	—	—	—	—	(2,983)	—	(2,983)

Pro forma Annualized Cash Net Operating Income	$58,360	$46,707	$41,191	$35,380	$33,864	$33,666	$31,540	$30,691	$28,714	$15,189	$216,941	$—	$572,243

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company's share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and our share of non-cash adjustments related to our unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

9